UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549 FORM 8-K CURRENT REPORT Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: December 30, 2015 (Date of earliest event reported)
Native American Energy Group, Inc. (Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	000-54088 (Commission File Number)	65-0777304 (IRS Employer Identification Number)

61-43 186th Street Suite 507 (Address of principal executive offices)		11365 (Zip Code)
(718) 408-2323 (Registrant's telephone number, including area code)

Not Applicable (Former Name or Former Address, if changed since last report)

 Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events

On December 30, 2015, the Company issued a press release to inform the public that its board of directors has taken a decision to resume financial reporting by the end of first quarter, 2016 (previously December 31, 2015) in consideration of additional requirements.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits
            99.1       Press Release of Native American Energy Group, Inc. dated December 30, 2015

SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 30, 2015	NATIVE AMERICAN ENERGY GROUP, INC. By: /s/ Richard Ross Richard Ross Chief Communications Officer

Exhibit Index
Exhibit No.	Description
99.1	Press Release of Native American Energy Group, Inc. dated December 30, 2015